EXHIBIT 10.24.1
SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the “Amendment”) is made and entered into to be effective as of the 9th day of January, 2006 (the “Effective Date”), by and between THE GATEWAY TO NASHVILLE, L.L.C., a Tennessee limited liability company, with its principal office and place of business in Nashville, Tennessee (“Landlord”), and CUMBERLAND EMERGING TECHNOLOGIES, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee (“Tenant”).
WITNESSETH:
     WHEREAS, pursuant to that certain Amended and Restated Lease Agreement made by and between Landlord and Tenant dated November 11, 2004, as amended by that First Amendment to Amended and Restated Lease Agreement dated as of August 23, 2005 (as amended, the “Lease”), Landlord leased and demised to Tenant, and Tenant leased from Landlord, the Premises, consisting of the Original Premises and the New Premises; and
     WHEREAS, Landlord and Tenant desire to set forth the Acceptance Date for the New Premises; and
     WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the foregoing agreements and otherwise, pursuant to the terms and conditions hereof.
     NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants, terms and conditions recited hereinafter, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:
1. Capitalized terms used herein shall have the meaning given in the Lease unless otherwise defined herein.
2. Section 4(d) of the Lease is amended to provide that the Acceptance Date shall be January 9, 2006.
3. Section 2 of the Lease is amended to the extent necessary to provide that the term of the Lease shall terminate on July 8, 2011, subject to any Extension Term, unless earlier terminated pursuant to the terms of the Lease.
3. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the day and year first above written.

LANDLORD: THE GATEWAY TO NASHVILLE, L.L.C.
By:	/s/ Zachary B. Liff
Its: Chief Manager

TENANT: CUMBERLAND EMERGING TECHNOLOGIES, INC.
By:	/s/ A.J. Kazimi
Its: C.E.O.